***FOR IMMEDIATE RELEASE***

FOR: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	April 17, 2003
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2003 FIRST

QUARTER EARNINGS OF $0.97 PER DILUTED SHARE

SALT LAKE CITY, April 17, 2003 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported first-quarter net income of $87.7 million, or $0.97 per diluted share. Net income for the first quarter of 2002 was $47.3 million, or $0.51 per share. Net income for the first quarter of 2002 included an adjustment of $32.4 million ($0.35 per share) that reduced earnings for the cumulative effect of an accounting change resulting from the adoption of SFAS No. 142 and a loss from discontinued operations of $3.2 million ($0.03) per share. Income from continuing operations was $87.4 million, or $0.96 per diluted share, for the first quarter of 2003, an increase of 5.5% and 7.9%, respectively, over income from continuing operations of $82.8 million, or $0.89 per share for the first quarter of 2002.

“We are pleased to again report a solid quarter with no major unusual items,” said Harris H. Simmons, Chairman and Chief Executive Officer. “We are particularly pleased with the progress made on reducing the expense-to-revenue ratio, and in managing the net interest margin during a period of low interest rates and continued deposit inflows. Although loan growth was slow during the quarter, this was not unexpected, and we are pleased with our continued strong credit quality performance in a difficult economic environment.”

Loan and Deposit Growth

Loan growth for the quarter was weak reflecting the soft economy and the Company’s caution regarding aggressive loan growth in the current economic environment. On-balance-sheet net loans and leases at March 31, 2003 were $19.1 billion, an increase of 7.2% from March 31, 2002 and an annualized increase of 1.9% from December 31, 2002. On balance sheet and sold loans being serviced were $21.5 billion at March 31, 2003, an increase of 5.7% from March 31, 2002 and an annualized increase of 0.3% from balances reported at year-end.

Deposit growth for the quarter continued to be very strong. Deposits increased 15.6% over the balances reported one year ago to $20.8 billion, and increased 13.3% annualized from balances reported at year-

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April 17, 2003

end 2002. Core deposits, which exclude time deposits $100,000 and over, increased 18.4% year-over-year, and at an annualized rate of 16.2% for the quarter.

Net Interest Income

For the quarter, taxable-equivalent net interest income of $272.0 million increased 4.1% compared to $261.3 million for the first quarter of 2002. For the first quarter of 2003, the net interest margin was 4.54%, compared to 4.41% for the fourth quarter of 2002, and 4.70% for the first quarter of 2002.

Noninterest Income

For the first quarter of 2003, noninterest income increased 2.7% to $96.3 million compared to $93.8 million for the first quarter of 2002. Excluding equity securities gains (losses), noninterest income for the first quarter of 2003 increased 9.7% from the first quarter of 2002. Noninterest income for the first quarter of 2003 includes $6.7 million of losses from investments made by venture capital funds (partially offset by $0.8 million of gains realized on the sale of marketable equity securities) compared to gains of $0.6 million for the first quarter of 2002. Net of minority interest and income taxes, the results of the venture capital funds reduced net income by $3.0 million ($.03 per share) in the first quarter of 2003.

Noninterest Expense

For the first quarter of 2003, noninterest expense was $214.0 million, a decrease of 2.2% from noninterest expense of $218.8 million for the fourth quarter of 2002, and an increase of 4.2% from $205.3 million of noninterest expense for the first quarter of 2002. The efficiency ratio for the first quarter of 2003 was 58.1% compared to 60.0% for the fourth quarter of 2002 and 59.5% for the first quarter of 2002. Excluding discontinued operations, restructuring and impairment charges and amortization of intangibles, the efficiency ratio for the first quarter of 2003 was 57.1% compared to 57.7% for the fourth quarter of 2002. The comparable efficiency ratio for the first quarter of 2002, but including the operations later discontinued, was 58.2%.

Asset Quality

The ratio of nonperforming assets to total loans and other real estate improved to 0.56% at March 31, 2003 compared to 0.61% at December 31, 2002 and 0.73% at March 31, 2002. For the first quarter of 2003, net loan and lease losses were $16.6 million or 0.35% annualized of average loans, compared to $12.5 million or 0.27% annualized for the fourth quarter of 2002 and $14.5 million or 0.33% annualized

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April 17, 2003

for the first quarter of 2002. At $280.5 million on March 31, 2003, the allowance for loan losses was 1.47% of total loans and 315% of nonperforming loans.

Provision for Loan Losses

For the first quarter of 2003, the provision for loan losses was $17.6 million compared to $15.8 million provided during the fourth quarter of 2002 and $18.1 million provided during the first quarter of 2002. The provision reflects management’s evaluation of its various portfolios, statistical trends and other economic factors, and its desire to maintain a strong coverage of nonperforming assets in a continued uncertain economic environment in the markets in which it operates.

Capital Management

During the first quarter of 2003, Zions repurchased 578,480 shares of common stock at an average price of $41.88 per share. As of March 31, 2003, the Company had $3.4 million remaining in its currently authorized share repurchase program. Weighted average common and common equivalent shares outstanding for the first quarter of 2003 were 90,647,613, compared to 91,073,433 for the fourth quarter of 2002 and 92,813,828 for the first quarter of 2002.

The Company’s tangible common equity ratio was 6.07% at March 31, 2003 compared to 6.06% at December 31, 2002 and 6.03% at March 31, 2002.

Conference Call

Zions will host a conference call to discuss these first quarter results at 5:30 p.m. EDT this afternoon (April 17, 2003). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-399-0126, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 8 p.m. EDT on Thursday, April 17 through midnight EDT on Thursday, April 24, by dialing 1-800-642-1687 and entering the passcode (9536342). The webcast of the conference call will also be archived and available until May 2.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho,

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April 17, 2003

Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

This news release contains statements regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

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FINANCIAL HIGHLIGHTS

(Unaudited)

(In thousands, except per share and ratio data)	Three Months Ended March 31,
	2003	2002	% Change
EARNINGS
Taxable-equivalent net interest income	$271,980	$261,305	4.09%
Net interest income	266,208	256,210	3.90%
Noninterest income	96,339	93,826	2.68%
Provision for loan losses	17,550	18,090	(2.99)%
Noninterest expense	213,964	205,254	4.24%
Income before income taxes and minority interest	131,033	126,692	3.43%
Income taxes	46,394	44,025	5.38%
Minority interest	(2,737)	(150)	1,724.67%
Income from continuing operations	87,376	82,817	5.50%
Income (loss) on discontinued operations	328	(3,186)	110.30%
Cumulative effect of change in accounting principle	—	(32,369)	100.00%
Net income	87,704	47,262	85.57%

PER COMMON SHARE
Net income (diluted)	0.97	0.51	90.20%
Income from continuing operations (diluted)	0.96	0.89	7.87%
Income (loss) on discontinued operations (diluted)	0.01	(0.03)	133.33%
Dividends	0.21	0.20	5.00%
Book value	26.74	24.82	7.74%

SELECTED RATIOS
Return on average assets	1.30%	0.75%
Return on average common equity	14.81%	8.44%
Efficiency ratio	58.11%	59.48%
Net interest margin	4.54%	4.70%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

(In thousands, except share and ratio data)	Three Months Ended March 31,
	2003	2002	% Change
AVERAGE BALANCES
Total assets	$27,313,646	$25,679,029	6.37%
Securities	3,911,833	4,079,827	(4.12)%
Net loans and leases	18,964,880	17,538,937	8.13%
Goodwill	730,101	735,194	(0.69)%
Core deposit and other intangibles	81,731	107,202	(23.76)%
Total deposits	19,918,741	17,675,111	12.69%
Minority interest	22,981	18,546	23.91%
Shareholders' equity	2,402,132	2,270,697	5.79%

Weighted average common and common – equivalent shares outstanding	90,647,613	92,813,828	(2.33)%

AT PERIOD END
Total assets	$27,208,734	$24,804,578	9.69%
Securities	3,664,417	3,503,789	4.58%
Net loans and leases	19,130,918	17,854,168	7.15%
Sold loans being serviced	2,401,930	2,526,076	(4.91)%
Allowance for loan losses	280,533	264,107	6.22%
Goodwill	730,069	734,334	(0.58)%
Core deposit and other intangibles	79,368	104,576	(24.10)%
Total deposits	20,801,005	18,000,342	15.56%
Minority interest	23,285	20,769	12.11%
Shareholders' equity	2,412,504	2,283,000	5.67%

Common shares outstanding	90,215,449	91,986,436	(1.93)%

Average equity to average assets	8.79%	8.84%
Common dividend payout	21.70%	38.93%
Nonperforming assets	107,381	131,154	(18.13)%
Loans past due 90 days or more	49,806	37,371	33.27%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.56%	0.73%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002
EARNINGS
Taxable-equivalent net interest income	$271,980	$264,187	$266,660	$264,282	$261,305
Net interest income	266,208	258,582	261,306	259,044	256,210
Noninterest income	96,339	106,568	74,815	101,605	93,826
Provision for loan losses	17,550	15,775	22,309	15,705	18,090
Noninterest expense	213,964	218,808	219,158	215,708	205,254
Income before income taxes and minority interest	131,033	130,567	94,654	129,236	126,692
Income taxes	46,394	46,958	31,772	44,947	44,025
Minority interest	(2,737)	(449)	(2,486)	(575)	(150)
Income from continuing operations	87,376	84,058	65,368	84,864	82,817
Income (loss) on discontinued operations	328	3,437	(25,922)	(2,789)	(3,186)
Cumulative effect of change in accounting principle	—	—	—	—	(32,369)
Net income	87,704	87,495	39,446	82,075	47,262

PER COMMON SHARE
Net income (diluted)	0.97	0.96	0.43	0.89	0.51
Income from continuing operations (diluted)	0.96	0.92	0.71	0.92	0.89
Income (loss) on discontinued operations (diluted)	0.01	0.04	(0.28)	(0.03)	(0.03)
Dividends	0.21	0.20	0.20	0.20	0.20
Book value	26.74	26.17	25.86	25.49	24.82

SELECTED RATIOS
Return on average assets	1.30%	1.29%	0.59%	1.26%	0.75%
Return on average common equity	14.81%	14.64%	6.51%	14.21%	8.44%
Efficiency ratio	58.11%	60.03%	74.23%	60.51%	59.48%
Net interest margin	4.54%	4.41%	4.53%	4.61%	4.70%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002
AVERAGE BALANCES
Total assets	$27,313,646	$26,933,868	$26,429,054	$26,128,886	$25,679,029
Securities	3,911,833	3,686,626	3,788,158	3,901,341	4,079,827
Net loans and leases	18,964,880	18,378,151	18,442,768	18,083,224	17,538,937
Goodwill	730,101	732,292	772,439	735,622	735,194
Core deposit and other intangibles	81,731	86,368	98,032	102,544	107,202
Total deposits	19,918,741	19,637,467	18,851,300	18,217,798	17,675,111
Minority interest	22,981	22,276	22,234	21,354	18,546
Shareholders' equity	2,402,132	2,371,372	2,404,871	2,317,029	2,270,697

Weighted average common and common – equivalent shares outstanding	90,647,613	91,073,433	92,017,388	92,628,770	92,813,828

AT PERIOD END
Total assets	$27,208,734	$26,565,689	$26,289,314	$25,734,714	$24,804,578
Securities	3,664,417	3,635,951	3,426,574	3,609,416	3,503,789
Net loans and leases	19,130,918	19,039,843	18,321,351	18,452,554	17,854,168
Sold loans being serviced	2,401,930	2,476,490	3,012,780	2,543,887	2,526,076
Allowance for loan losses	280,533	279,593	265,406	264,432	264,107
Goodwill	730,069	730,031	724,353	736,524	734,334
Core deposit and other intangibles	79,368	82,920	82,146	100,003	104,576
Total deposits	20,801,005	20,131,980	19,481,032	18,788,429	18,000,342
Minority interest	23,285	22,677	23,028	22,782	20,769
Shareholders' equity	2,412,504	2,373,843	2,357,601	2,337,278	2,283,000

Common shares outstanding	90,215,449	90,717,692	91,154,578	91,701,887	91,986,436

Average equity to average assets	8.79%	8.80%	9.10%	8.87%	8.84%
Common dividend payout	21.70%	20.79%	46.39%	22.36%	38.93%
Nonperforming assets	107,381	115,730	131,969	115,513	131,154
Loans past due 90 days or more	49,806	37,408	35,443	32,332	37,371
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.56%	0.61%	0.72%	0.63%	0.73%

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CONSOLIDATED BALANCE SHEETS

	March 31, 2003	December 31, 2002	March 31, 2002
(In thousands, except share amounts)	(Unaudited)		(Unaudited)

ASSETS
Cash and due from banks	$1,087,910	1,087,296	906,611
Money market investments:
Interest-bearing deposits	1,189	1,690	5,238
Federal funds sold	454,168	96,077	38,752
Security resell agreements	693,623	444,995	287,101
Investment securities:
Held to maturity, at cost (approximate market value $0, $0, and $79,651)	—	—	78,584
Available for sale, at market	3,328,412	3,304,341	3,140,897
Trading account, at market (includes $197,257, $110,886, and $95,870 transferred as collateral under repurchase agreements)	336,005	331,610	284,308

	3,664,417	3,635,951	3,503,789

Loans:
Loans held for sale	227,101	289,499	206,758
Loans, leases and other receivables	18,994,438	18,843,006	17,750,667

	19,221,539	19,132,505	17,957,425

Less:
Unearned income and fees, net of related costs	90,621	92,662	103,257
Allowance for loan losses	280,533	279,593	264,107

Net loans	18,850,385	18,760,250	17,590,061

Other noninterest bearing investments	595,238	601,641	651,771
Premises and equipment, net	401,827	393,630	370,472
Goodwill	730,069	730,031	734,334
Core deposit and other intangibles	79,368	82,920	104,576
Other real estate owned	18,231	31,608	13,490
Other assets	632,309	699,600	598,383

	$27,208,734	$26,565,689	$24,804,578

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$5,296,261	$5,117,458	$4,418,020
Interest-bearing:
Savings and money market	12,303,049	11,654,258	10,007,607
Time under $100,000	1,693,752	1,766,844	1,926,131
Time $100,000 and over	1,314,220	1,402,189	1,540,183
Foreign	193,723	191,231	108,401

	20,801,005	20,131,980	18,000,342

Securities sold, not yet purchased	221,936	203,838	188,894
Federal funds purchased	841,237	819,807	1,297,094
Security repurchase agreements	791,360	861,177	788,908
Accrued liabilities	479,778	535,044	450,323
Commercial paper	276,640	291,566	315,389
Federal Home Loan Bank advances and other borrowings:
One year or less	6,602	15,554	437,467
Over one year	239,958	240,698	241,219
Long-term debt	1,114,429	1,069,505	781,173

Total liabilities	24,772,945	24,169,169	22,500,809

Minority interest	23,285	22,677	20,769

Shareholders' equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 90,215,449, 90,717,692, and 91,986,436 shares	1,012,532	1,034,888	1,092,735
Accumulated other comprehensive income	38,558	46,214	51,700
Retained earnings	1,361,414	1,292,741	1,138,565

Total shareholders' equity	2,412,504	2,373,843	2,283,000

	$27,208,734	$26,565,689	$24,804,578

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CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2003	2002
Interest income:
Interest and fees on loans	$297,349	$305,705
Interest on loans held for sale	2,505	2,736
Lease financing	4,534	5,668
Interest on money market investments	3,937	3,679
Interest on securities:
Held to maturity – taxable	—	798
Available for sale – taxable	28,220	34,628
Available for sale – nontaxable	7,293	6,342
Trading account	5,561	5,434

Total interest income	349,399	364,990

Interest expense:
Interest on savings and money market deposits	32,629	38,455
Interest on time and foreign deposits	20,988	33,390
Interest on borrowed funds	29,574	36,935

Total interest expense	83,191	108,780

Net interest income	266,208	256,210
Provision for loan losses	17,550	18,090

Net interest income after provision for loan losses	248,658	238,120

Noninterest income:
Service charges on deposit accounts	31,412	28,420
Loan sales and servicing income	18,467	6,926
Other service charges, commissions and fees	20,589	19,637
Trust income	5,128	4,413
Income from securities conduit	6,866	4,139
Dividends and other investment income	5,997	8,207
Market making, trading and nonhedge derivative income	9,872	15,435
Equity securities gains (losses), net	(5,904)	621
Fixed income securities gains (losses), net	135	43
Other	3,777	5,985

Total noninterest income	96,339	93,826

Noninterest expense:
Salaries and employee benefits	123,586	113,885
Occupancy, net	16,847	16,649
Furniture and equipment	15,783	16,228
Legal and professional services	4,922	5,602
Postage and supplies	6,665	7,164
Advertising	3,980	5,663
Amortization of core deposit and other intangibles	3,551	3,335
Other	38,630	36,728

Total noninterest expense	213,964	205,254

Income from continuing operations before income taxes and minority interest	131,033	126,692
Income taxes	46,394	44,025
Minority interest	(2,737)	(150)

Income from continuing operations	87,376	82,817

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CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2003	2002

Discontinued operations:
Income (loss) from operations of discontinued subsidiaries	$552	$(5,176)
Income taxes (benefit)	224	(1,990)

Income (loss) on discontinued operations	328	(3,186)

Income before cumulative effect of change in accounting principle	87,704	79,631
Cumulative effect of change in accounting principle, net of tax	—	(32,369)

Net income	$87,704	$47,262

Weighted average shares outstanding during the period:
Basic shares	90,529	92,055
Diluted shares	90,648	92,814

Net income per common share:
Basic:
Income from continuing operations	$0.96	$0.90
Income (loss) on discontinued operations	0.01	(0.03)
Cumulative effect of change in accounting principle	—	(0.35)

Net income	$0.97	$0.52

Diluted:
Income from continuing operations	$0.96	$0.89
Income (loss) on discontinued operations	0.01	(0.03)
Cumulative effect of change in accounting principle	—	(0.35)

Net income	$0.97	$0.51

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CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended March 31, 2003
		Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains on Derivative Instruments	Minimum Pension Liability	Subtotal	Retained Earnings	Total Shareholders' Equity
Balance, January 1, 2003	$1,034,888	$44,151	$25,420	$(23,357)	$46,214	$1,292,741	$2,373,843
Comprehensive income:
Net income for the period						87,704	87,704
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the period, net of income tax benefit of $5,516		(8,905)			(8,905)
Reclassification for net realized gains recorded in operations, net of income tax expense of $350		(565)			(565)
Net unrealized gains on derivative instruments, net of reclassification to operations of $9,575 and income tax expense of $1,090			1,814		1,814

Other comprehensive income (loss)		(9,470)	1,814		(7,656)		(7,656)

Total comprehensive income							80,048
Cash dividends – common, $.21 per share						(19,031)	(19,031)
Stock redeemed and retired	(24,227)						(24,227)
Stock options exercised, net of shares tendered and retired	1,871						1,871

Balance, March 31, 2003	$1,012,532	$34,681	$27,234	$(23,357)	$38,558	$1,361,414	$2,412,504

	Three Months Ended March 31, 2002
		Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Retained Earnings	Total Shareholders' Equity
Balance, January 1, 2002	$1,111,214	$31,774	$28,177		$59,951	$1,109,704	$2,280,869
Comprehensive income:
Net income for the period						47,262	47,262
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $640		1,033			1,033
Reclassification for net realized gains recorded in operations, net of income tax expense of $16		(27)			(27)
Net unrealized losses on derivative instruments, net of reclassification to operations of $13,285 and income tax benefit of $5,734			(9,257)		(9,257)

Other comprehensive income (loss)		1,006	(9,257)		(8,251)		(8,251)

Total comprehensive income							39,011
Cash dividends – common, $.20 per share						(18,401)	(18,401)
Stock redeemed and retired	(25,302)						(25,302)
Stock options exercised, net of shares tendered and retired	6,823						6,823

Balance, March 31, 2002	$1,092,735	$32,780	$18,920		$51,700	$1,138,565	$2,283,000

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Sold Loans Being Serviced

(Unaudited)

(In thousands)	Three Months Ended March 31, 2003	Three Months Ended December 31, 2002	Three Months Ended September 30, 2002	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002
Balance at beginning of the period	$2,476,490	$3,012,780	$2,543,887	$2,526,076	$2,648,270
Add:
New loans sold	98,091	137,507	742,419	284,888	178,705
Deduct:
Loans repurchased	—	(430,164)	—	—	—
Payments and other reductions	(172,651)	(243,633)	(273,526)	(267,077)	(300,899)

Balance at end of the period	$2,401,930	$2,476,490	$3,012,780	$2,543,887	$2,526,076

Nonperforming Assets
(Unaudited)
(In thousands)	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Nonaccrual loans	$87,042	$82,006	$117,211	$100,344	$116,246
Restructured loans	2,108	2,116	2,133	1,355	1,418
Other real estate owned and other nonperforming assets	18,231	31,608	12,625	13,814	13,490

Total	$107,381	$115,730	$131,969	$115,513	$131,154

% of net loans and leases*, other real estate owned and other nonperforming assets	0.56%	0.61%	0.72%	0.63%	0.73%

Accruing loans past due 90 days or more	$49,806	$37,408	$35,443	$32,332	$37,371

% of net loans and leases*	0.26%	0.20%	0.19%	0.18%	0.21%
* Includes loans held for sale.

Allowance for Loan Losses
(Unaudited)

(In thousands)	Three Months Ended March 31, 2003	Three Months Ended December 31, 2002	Three Months Ended September 30, 2002	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002
Balance at beginning of the period	$279,593	$265,406	$264,432	$264,107	$260,483
Add:
Allowance for loan losses of companies acquired	—	1,010	—	—	—
Allowance for securitized loans repurchased	—	9,874	—	—	—
Provision for losses	17,550	15,775	22,309	15,705	18,090
Deduct:
Loan and lease charge-offs	(19,639)	(21,570)	(25,240)	(18,734)	(18,788)
Recoveries	3,029	9,098	3,905	3,354	4,322

Net loan and lease charge-offs	(16,610)	(12,472)	(21,335)	(15,380)	(14,466)

Balance at end of the period	$280,533	$279,593	$265,406	$264,432	$264,107

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.47%	1.47%	1.45%	1.43%	1.48%

Ratio of allowance for loan losses to nonperforming loans at period end	314.68%	332.37%	222.39%	260.01%	224.46%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

LOAN BALANCES BY PORTFOLIO TYPE

(Unaudited)

(In millions)	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Types
Loans held for sale	227	289	250	165	207

Commercial lending:
Commercial and industrial	4,052	4,124	4,010	3,990	3,893
Leasing	372	384	386	409	408
Owner occupied	3,182	3,018	2,857	3,030	2,520

Total commercial lending	7,606	7,526	7,253	7,429	6,821

Commercial real estate:
Construction	2,991	2,947	3,080	2,968	2,939
Term	3,293	3,175	3,083	3,071	3,227

Total commercial real estate	6,284	6,122	6,163	6,039	6,166

Consumer:
Home equity credit line	703	651	679	582	454
1-4 family residential	3,191	3,209	3,222	3,380	3,374
Bankcard and other revolving plans (1)	182	205	123	121	116
Other (2)	934	1,000	631	743	726

Total consumer	5,010	5,065	4,655	4,826	4,670

Foreign loans	20	5	25	25	24

Other receivables	75	126	70	68	69

Total loans	$19,222	$19,133	$18,416	$18,552	$17,957

(1)	The increase in Bankcard and other revolving plans from 09/30/02 to 12/31/02 includes $68.5 million in credit card receivables repurchased from securitizations.

(2)	The increase in Other consumer loans from 09/30/02 to 12/31/02 includes $361.7 million in auto loans repurchased from securitizations.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended March 31, 2003			Three Months Ended March 31, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,402,979	$3,937	1.14%	$930,734	$3,686	1.61%
Securities:
Held to maturity	—	—		79,143	798	4.09%
Available for sale	3,259,889	39,440	4.91%	3,349,833	44,385	5.37%
Trading account	651,944	5,561	3.46%	650,851	5,434	3.39%

Total securities	3,911,833	45,001	4.67%	4,079,827	50,617	5.03%

Loans:
Loans held for sale	250,388	2,505	4.06%	214,328	2,736	5.18%
Net loans and leases (2)	18,714,492	303,728	6.58%	17,324,609	313,048	7.33%

Total loans and leases	18,964,880	306,233	6.55%	17,538,937	315,784	7.30%

Total interest-earning assets	24,279,692	355,171	5.93%	22,549,498	370,087	6.66%

Cash and due from banks	910,849			976,923
Allowance for loan losses	(281,264)			(264,053)
Goodwill	730,101			735,194
Core deposit and other intangibles	81,731			107,202
Other assets	1,592,537			1,574,265

Total assets	$27,313,646			$25,679,029

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$2,768,128	5,015	0.73%	$2,351,800	6,074	1.05%
Money market super NOW	9,044,349	27,614	1.24%	7,348,527	32,381	1.79%
Time under $100,000	1,741,121	11,225	2.61%	2,024,253	18,484	3.70%
Time $100,000 and over	1,321,938	9,265	2.84%	1,592,229	14,518	3.70%
Foreign	189,535	498	1.07%	101,258	388	1.55%

Total interest-bearing deposits	15,065,071	53,617	1.44%	13,418,067	71,845	2.17%

Borrowed funds:
Securities sold, not yet purchased	481,990	4,654	3.92%	392,271	3,702	3.83%
Federal funds purchased and security repurchase agreements	2,422,087	6,447	1.08%	3,127,698	12,893	1.67%
Commercial paper	293,259	1,120	1.55%	357,147	1,886	2.14%
FHLB advances and other borrowings:
One year or less	7,178	34	1.92%	394,901	1,809	1.86%
Over one year	240,245	3,151	5.32%	227,508	2,832	5.05%
Long-term debt	1,099,333	14,168	5.23%	793,828	13,815	7.06%

Total borrowed funds	4,544,092	29,574	2.64%	5,293,353	36,937	2.83%

Total interest-bearing liabilities	19,609,163	83,191	1.72%	18,711,420	108,782	2.36%

Noninterest-bearing deposits	4,853,670			4,257,044
Other liabilities	425,700			421,322

Total liabilities	24,888,533			23,389,786
Minority interest	22,981			18,546
Total shareholders' equity	2,402,132			2,270,697

Total liabilities and shareholders' equity	$27,313,646			$25,679,029

Spread on average interest-bearing funds			4.21%			4.30%
Taxable-equivalent net interest income and net yield on interest-earning assets		$271,980	4.54%		$261,305	4.70%

(1)	Taxable-equivalent rates used where applicable.

(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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